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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2009

                            NORTH PENN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       PENNSYLVANIA                      000-52839            26-0261305
       ------------                      ---------            ----------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)       Identification No.)

                 216 ADAMS AVENUE, SCRANTON, PENNSYLVANIA 18503
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (570) 344-6113
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
                -------------------------------------------------------
                DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
                --------------------------------------------------------
                ARRANGEMENTS OF CERTAIN OFFICERS.
                --------------------------------

         On May 26, 2009, the stockholders of North Penn Bancorp, Inc. (the "Company") approved the North Penn Bancorp, Inc. 2009 Equity Incentive Plan (the "Plan"). Employees, officers and directors of the Company or its affiliates are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as an appendix to, the Company's definitive proxy materials for the Company's 2009 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 20, 2009.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  May 27, 2009                   By: /s/ Frederick L. Hickman
                                          --------------------------------------
                                          Frederick L. Hickman
                                          President and Chief Executive Officer